Exhibit 32

                           BIG CAT MINING CORPORATION
                              A Nevada Corporation

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Craig Christy, President and Chief Executive Officer and Phil Mudge, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-QSB of Big Cat Mining Corporation for the period ended October 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Cat Mining Corporation.




     Dated December 7, 2005               /s/ Craig Christy
                                          -------------------------------------
                                          Craig Christy,
                                          President and Chief Executive Officer


     Dated December 7, 2005               /s/ Phil Mudge
                                          -------------------------------------
                                          Phil Mudge,
                                          Chief Financial Officer